NVIT Growth Fund

Supplement dated September 14, 2010
to the Summary Prospectus dated May 1, 2010 (as revised June 16, 2010)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have meanings assigned to them in the Summary Prospectus.

1.             At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on September 14, 2010, the Board approved the termination of Aberdeen Asset Management Inc. as subadviser to the NVIT Growth Fund (the “Fund”), to be replaced by American Century Investment Management, Inc. (“American Century”).  The Board also approved certain changes to the Fund’s principal investment strategies.  Specifically, where the current subadviser manages a portion of the Fund’s portfolio using quantitative techniques, American Century will not.  In addition, the Fund will invest in foreign securities as part of its principal investment strategy.  Both the addition of American Century and the changes to the Fund’s principal investment strategies are anticipated to take effect on or about October 18, 2010, or as soon thereafter as is reasonably practicable (the “Effective Date”).

2.             As of the Effective Date, the Fund’s principal investment strategies will be as follows:

The Fund invests primarily in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. In implementing this strategy, the subadviser makes its investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts.  The subadviser manages the Fund based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The subadviser uses a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet its investment criteria.  Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement.  Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business.  These techniques help the subadviser buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.  Although the subadviser intends to invest the Fund’s assets primarily in U.S. securities, the Fund may invest in securities of foreign companies.

The Fund generally considers selling a security when it reaches a target price, its issuer’s business quality or fundamentals appear to the subadviser to be deteriorating, or when other opportunities appear more attractive.  The Fund may engage in active and frequent trading of portfolio securities.

3.             In addition to the Fund’s principal risks that currently appear in the Summary Prospectus, the Fund will be subject to foreign securities risk as of the Effective Date.  Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.  The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

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